Exhibit 10.2

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 9, 2018, is by and among Roan Resources LLC, Delaware limited liability company (“Borrower”); Citibank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); the Letter of Credit Issuer; and the Lenders signatory hereto.

Recitals

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to the Credit Agreement dated as of September 5, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of Borrower.

WHEREAS, Borrower has requested and the Lenders have agreed to amend the Credit Agreement in certain respects as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all references to sections and articles in this Amendment refer to sections and articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

(a) Section 9.13(a) of the Credit Agreement is hereby amended and restated in its entirety to the following:

On or before August 31st and February 28th of each year, the Borrower shall furnish to the Administrative Agent a Reserve Report evaluating, as of the immediately preceding June 30th and December 31st, respectively, the Proved Reserves of the Borrower and the Credit Parties located within the geographic boundaries of the United States of America (or the Outer Continental Shelf adjacent to the United States of America) that the Borrower desires to have included in any calculation of the Borrowing Base. Each Reserve Report as of December 31 shall be prepared at the Borrower’s election, by one or more Approved Petroleum Engineers. Each Reserve Report as of June 30 shall be prepared by or under the supervision of the chief engineer of the Borrower, provided that the Borrower may elect to have such Reserve Report prepared by one or more Approved Petroleum Engineers. In any event, the Reserve Report shall be in a form reasonably acceptable to the Administrative Agent.

(b) Section 10.10(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to the following:

At all times, on a net basis, the aggregate notional volume for each of natural gas, natural gas liquids, and crude oil, calculated separately, covered by Hedge Transactions for any fiscal quarter during the forthcoming sixty (60) month period (other than Excluded Hedges) shall not exceed, (x) for the first thirty (30) month period of such sixty (60) month period, 80% of the reasonably anticipated projected production (based upon the Borrower’s internal projections) and (y) for the second thirty (30) month period of such sixty (60) month period, 80% of the reasonably anticipated projected production from Proved Reserves (based on the most recent Reserve Report delivered pursuant to Section 9.13), in each case, of natural gas, natural gas liquids and crude oil production, calculated separately, for each such quarter in the then forthcoming sixty (60) month period (the “Ongoing Hedges”). If after the end of any calendar month, the Borrower determines that the aggregate volume of all commodity hedging transactions for which settlement payments were calculated in such calendar month and the preceding calendar month (other than puts, floors, and basis differential swaps on volumes hedged by other Hedge Agreements) exceeded 80% of actual production of natural gas, natural gas liquids and crude oil production in such two calendar month period, then, within fifteen (15) Business Days after the end of such calendar month, the Borrower shall terminate, create off-setting positions, allocate volumes to other production the Borrower or any Subsidiary is marketing, or otherwise unwind existing Hedge Agreements such that, at such time, future hedging volumes will not exceed 80% of reasonably anticipated projected production or 80% of reasonably anticipated projected production from Proved Reserves, as applicable, for the then-current and any succeeding calendar months.

Section 3. Borrowing Base. The Administrative Agent and the Lenders agree that effective as of the date hereof the Borrowing Base shall be $425,000,000 until the date of the next determination or adjustment of the Borrowing Base pursuant to the provisions of the Credit Agreement. The Borrowing Base established pursuant to this Section 3 is deemed to be the Borrowing Base to be determined effective as of the date hereof, as described in Section 2.14(b) of the Credit Agreement.

Section 4. Conditions Precedent. This Amendment shall become effective as of March 26, 2018 (other than the provisions in Section 3 hereof, which shall become effective as of the date hereof), on the date when each of the following conditions are satisfied or waived in accordance with Section 13.1 of the Credit Agreement (such date, the “Amendment Effective Date”):

Section 4.1. Administrative Agent shall have received from the Lenders counterparts (in such number as may be requested by Administrative Agent) of this Amendment signed on behalf of such Persons.

Section 4.2. The Administrative Agent shall have received for the account of each Lender an upfront fee equal to sixty (60) basis points of the difference between (a) such Lender’s pro rata portion of the Borrowing Base after giving effect to this Amendment minus (b) such Lender’s pro rata portion of the Borrowing Base immediately prior to giving effect to this Amendment.

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Section 4.3. After giving effect to this Amendment, no Default shall have occurred and be continuing as of the Amendment Effective Date.

Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

Section 5.1. Confirmation. The provisions of the Credit Agreement, as amended and modified by this Amendment, shall remain in full force and effect following the Amendment Effective Date.

Section 5.2. Ratification and Affirmation. The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) agrees that from and after the Amendment Effective Date each reference to the Credit Agreement in the Guarantee and the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended and modified by this Amendment.

Section 5.3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that (a) no Default or Event of Default has occurred and is continuing; (b) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (c) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualifier in which case such representation or warranty shall be true and correct in all respects) as of such earlier date).

Section 5.4. Credit Document. This Amendment is a Credit Document and shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. On and after the effectiveness of this Agreement, each reference in each Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment.

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Section 5.5. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.6. No Oral Agreement. This Amendment, the Credit Agreement and the other Credit Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

Section 5.7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.8. Payment of Expenses. In accordance with Section 13.5 of the Credit Agreement, Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

Section 5.9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.11. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, EACH LETTER OF CREDIT ISSUER AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR POCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the Amendment Effective Date.

ROAN RESOURCES LLC, as Borrower

By:	/s/ Tony Maranto
Name: Tony Maranto
Title: Chief Executive Officer

Signature Page to First Amendment to Credit Agreement

CITIBANK, N.A., as Administrative Agent, Letter of Credit Issuer and Lender

By: /s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

Signature Page to First Amendment to Credit Agreement

ROYAL BANK OF CANADA, as Lender

By: /s/ Emilee Scott
Name: Emilee Scott
Title: Authorized Signatory

Signature Page to First Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By: /s/ Denise S. Davis
Name: Denise S. Davis
Title: Vice President

Signature Page to First Amendment to Credit Agreement

BARCLAYS BANK PLC, as Co-Syndication Agent and Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page to First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

By: /s/ Anson Williams
Name: Anson Williams
Title: Authorized Officer

Signature Page to First Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Executive Director

Signature Page to First Amendment to Credit Agreement

CADENCE BANK, N.A. as Lender

By: /s/ Anthony Blanco
Name: Anthony Blanco
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Scott Arndt
Name: Scott Arndt
Title: Managing Director

Signature Page to First Amendment to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender

By: /s/ Robert Long
Name: Robert Long
Title: Authorized Signatory

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

Signature Page to First Amendment to Credit Agreement

COMERICA BANK, as Lender

By: /s/ William B. Robinson
Name: William B. Robinson
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

DEUTSCHE BANK, as Lender

By: /s/ Maria Guinchard
Name: Maria Guinchard
Title: Vice President

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

Signature Page to First Amendment to Credit Agreement

DNB CAPITAL LLC, as Lender

By: /s/ James Grubb
Name: James Grubb
Title: First Vice President

By: /s/ Jill Illski
Name: Jill Illski
Title: First Vice President

Signature Page to First Amendment to Credit Agreement

FIFTH THIRD BANK, as Lender

By: /s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

Signature Page to First Amendment to Credit Agreement

KEY BANK, N.A., as Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

SOCIÉTÉ GÉNÉRALE, as Lender

By: /s/ Salman Patoli
Name: Salman Patoli
Title: Director

Signature Page to First Amendment to Credit Agreement

SUNTRUST BANK, as Lender

By: /s/ Benjamin L. Brown
Name: Benjamin L. Brown
Title: Director

Signature Page to First Amendment to Credit Agreement

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